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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS CONSENT

    We consent to the incorporation by reference in Registration Statements Nos. 2-64351, 2-98660, 33-29442, 33-44282, 33-44283, 33-44284, 33-49819, 33-59355,
33-59357, 33-59359, 333-30121, 333-30129, 33-51129, 333-52939 and 333-53497 of
Honeywell Inc. on Form S-8, and No. 333-33895 of Honeywell Inc. on Form S-3, of our report dated February 10, 1999, appearing in this Annual Report on Form 10-K of Honeywell Inc. for the year ended December 31, 1998.

Deloitte & Touche LLP
Minneapolis, Minnesota
March 10, 1999

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